Fees Summary	Sep. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,233,690,000
Previously Paid Amount	0
Total Fee Amount	920,092.66
Total Offset Amount	0
Net Fee	$ 920,092.66